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                                                                   EXHIBIT 10.40


                         HEALTHDYNE TECHNOLOGIES, INC.

                                AMENDMENT NO. 1

                HEALTHDYNE TECHNOLOGIES, INC. STOCK OPTION PLAN


     This Amendment No. 1 to the Healthdyne Technologies, Inc. Stock Option

Plan ("Plan") amends the terms and provisions of the Plan as follows:

                                       I.

     Amend Section 6.3(i) by deleting such clause in its entirety and substituting in lieu thereof the following language:

           (i) except as otherwise expressly provided in this Plan, the Committee may, in its discretion, terminate outstanding Options upon 60 days' written notice given to the Optionee or accelerate the exercise date under an Option by giving the Optionee written notice of such acceleration and

                                      II.

     This Amendment No. 1 shall be effective on the date of its adoption by the

Board of Directors of Healthdyne Technologies, Inc.